Forward Purchase Agreement (Details Narrative)	1 Months Ended
Aug. 04, 2022
Forward Purchase Agreement
Forward purchase agreement, description	Pursuant to the terms of the Forward Purchase Agreement, the FPA Sellers purchased 7,082,616 Founder Class A Shares, which included 6,082,616 Subject Shares and 1,000,000 Separate Shares, at the per-share redemption price prior to the closing of the Mergers, in exchange for the prepayment by Founder of $68.7 million out of the funds in Founder’s trust account that were to be received by the Company at the Closing. The prepayment amount was calculated as (a) the per-share redemption price multiplied by the 6,082,616 Subject Shares, less (b) 50% of the product of the 6,082,616 Subject Shares multiplied by $1.33 (the “Prepayment Shortfall”) and (c) an amount equal to the product of Separate Shares multiplied by the per-share redemption price. The FPA Sellers did not purchase any Additional Shares.